UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2013

Horizon Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35238	27-2179987
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

520 Lake Cook Road, Suite 520, Deerfield, Illinois 60015

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (224) 383-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Set forth below are the results of the matters submitted for a vote of stockholders at our 2013 Annual Meeting of Stockholders held on May 31, 2013.

Proposal 1 — Election of Directors

The following directors were elected to serve for three-year terms until the 2016 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

Director Elected	Number of Shares Voted For	Number of Shares Voted Against or Withheld	Broker Non-Votes
Jean-Francois Formela, M.D.	33,452,878	181,031	13,659,921
Jeff Himawan, Ph.D.	31,525,137	2,108,772	13,659,921

Proposal 2 — Ratification of the Appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

For	Against	Abstain	Broker Non-Votes
46,718,447	555,264	20,119	0

Proposal 3 — Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers.

For	Against	Abstain	Broker Non-Votes
29,528,356	2,037,360	2,068,193	13,659,921

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2013	Horizon Pharma, Inc.

	By:	/s/ Robert J. De Vaere
Robert J. De Vaere
Executive Vice President and Chief Financial Officer